Exhibit 10.24

EQUIFY

REVOLVING CREDIT NOTE

NOT UNDER CHAPTER 346 (Interest Only)

$25,250.000.00	Kermit	Texas	October 25. 2018
(Principal Amount)	(City)	(State)	(Date)

FOR VALUE RECEIVED, Alpine Silica, LLC (hereinafter called “Maker”, whether one or more) promises and agrees to pay to the order of Equify Financial, LLC (“Holder”) at 777 Main Street, Suite 3900, Fort Worth, Texas 76102 (address), or at such other place as Holder may from time to time designate, on October 25, 2018 the principal amount of Twenty-Five Million Two Hundred Fifty Thousand and 00/100 Dollars ($25,250,000.00), or such lesser sum as Holder may loan and/or advance to or for the benefit of Maker on or after the date hereof in accordance with the terms hereof, payable in lawful money of the United States of America in 25 (consecutive monthly installments, the first 24 installment payments shall be in the amount of the then accrued interest on the unpaid principal balance outstanding (each hereinafter called a “Scheduled Installment”), commencing on the 25th day of November and continuing on the same date of each month thereafter until maturity; at a per annum rate of Eight percent (8.00%), calculated on the basis of a 360-day year for the actual number of days elapsed, unless such calculation would result in a usurious rate, in which event such calculation shall be on the basis of a 365-day year (but in no event shall such rate exceed any maximum permitted by applicable law), On November 25, 2020, a balloon payment of all unpaid principal and accrued and unpaid interest at the interest rate provided herein shall be due and payable by Maker as the Final Installment hereunder (hereinafter called the “Final Installment”). Maker shall pay to Holder on demand, on each Installment not fully paid prior to the tenth day (or such longer period as required by law) after its due date, a late charge equal to the maximum percentage of such overdue installment legally permitted as a late charge, not to exceed five percent (5%); and after maturity of the entire indebtedness (whether by acceleration or otherwise), Maker shall pay, on demand, Interest on the unpaid indebtedness (excluding unpaid late charges) at the maximum lawful daily rate, but not to exceed 0.0666% per day, until paid in full, and if this note is placed in the hands of an attorney to collect or enforce, a reasonable sum as attorney’s fees.

Maker may borrow and reborrow pursuant to this note in one or more advances, provided, however, that the maximum unpaid principal balance outstanding hereunder (the “Maximum Permitted Amount”) shall at no time exceed the sum of Twenty-Five Million Two Hundred Fifty Thousand and 00/100 Dollars ($25,250,000.00).

Thy unpaid principal balance of this note at any time shall be the aggregate of all amounts lent or advanced hereunder by Holder, less the amount of payments of principal made hereon by or for the account of Maker. It is contemplated that by reason of payments hereon there may be times when no indebtedness is owing hereunder, but notwithstanding such occurrences, this note shall remain valid and shall be in full force and effect as to loans and/or advances made pursuant to and under the terms of this note subsequent to each such occurrence. All loans or advances and all payments made hereunder on account of principal or interest may be endorsed by Holder on u Schedule attached to and made a part hereof; but whether or not Holder shall create and attach such Schedule and endorse advances and payments thereon, the amount of all payments and advances us shown on the books and records of Holder shall be conclusive.

Notwithstanding the Scheduled and Final Installments provided for above, Maker shall not be required to pay any principal on this note until the unpaid principal balance hereof from time to time outstanding is equal to or greater than the then Maximum Permitted Amount. In the event that the unpaid principal amount outstanding hereunder at any time, for any reason, exceeds the then Maximum Permitted Amount (as same, from time to time, is reduced). Maker shall forthwith pay to Holder a sum sufficient to reduce the outstanding unpaid principal amount hereunder to the then Maximum Permitted Amount and shall be required to pay the Scheduled Installments falling due thereafter. Any principal amount in excess of the then Maximum Permitted Amount shall in all respects be deemed to be included among the loans and/or advances made pursuant to the terms of this note and shall bear interest at the rate herein provided. In the event of a material adverse change in the financial condition of Maker or in the event of a default hereunder or under the terms of any security agreement executed by Maker in favor of Holder or any other instruments, documents or agreements executed by Maker in favor of Holder, or any other obligation of Maker to Holder, or if any representation or warranty, contained herein or in any security agreement executed by Maker in favor of Holder or any other related documents was false when made or becomes false, Holder shall have no obligation to make any advance hereunder.

Maker shall not, unless otherwise required by law, have any right to prepay any indebtedness for borrowed money now or hereafter owing to Holder (whether evidenced hereby or otherwise); provided, however, that Maker may prepay this note before maturity at any time or from time to time, but only in increments of $25,000.00 or more; and provided further that in no event shall the outstanding principal balance hereunder be reduced to less than 25% of the then Maximum Permitted Amount. There shall be no premium charged for prepayments made in accordance with the foregoing sentence of this paragraph. However, if the principal balance of this note is reduced to less than 25% of the then Maximum Permitted Amount, then and in such event Maker shall pay, as a prepayment premium, an amount equal to one percent (1%) of the difference between 25% of the then Maximum Permitted Amount and the lowest unpaid balance outstanding during such billing cycle, payable monthly on the due date of the next Scheduled Installment, but it is expressly agreed that such amount shall not constitute interest, and in no event will the interest payable hereunder exceed the maximum amount permitted by applicable law.

Maker may request advances hereunder at any time prior to the maturity hereof (provided no default has occurred under this note or any related writing); but Holder shall not be required to make any advance of less than $25,000.00, nor shall Holder be required to advance any sum which (when added to the then outstanding unpaid principal balance hereof) would result in an outstanding unpaid principal balance in excess of the then Maximum Permitted Amount. All requests for advances hereunder shall be in writing and signed by an authorized officer of Maker.

Upon nonpayment when due of any amount owing hereunder, or if default occurs under any related writing, Holder may, at its option, without notice or demand, accelerate the maturity of the indebtedness then outstanding under this note and declare same to be at once due and payable whereupon it shall be and become immediately due and payable. Maker also agrees to pay Holder’s costs and expenses incurred in enforcing and/or collecting this note. Maker, all endorsers, guarantors and any other party liable on this note waive presentment for payment, demand, protest, notice of protest and notice of non-payment, default and dishonor, notice of intent to accelerate, notice of acceleration, and further, to the extent allowed by law, waive all benefit of valuation, appraisement and exemption laws. Holder may, without notice, extend the time of payment of this note, postpone the enforcement hereof, grant any other indulgence, add or release any party primarily or secondarily liable hereon and/or release or change any collateral securing this note without affecting or diminishing Holder’s right of recourse against Maker, all endorsers, guarantors and all other parties liable on this note, which right is hereby expressly reserved.

RE

In the event this note is prepaid in full at any time, whether voluntarily or involuntarily, Maker shall: (i) simultaneously pay a prepayment premium equal to the maximum amount permitted by law but not more than the sum of (a) two tenths percent (0.2%) of the principal amount then being prepaid multiplied by the number of whole or partial calendar months between the date of such prepayment and the scheduled final maturity date of the indebtedness being prepaid, plus (b) three percent (3%) of the principal amount of the indebtedness then being prepaid; and (ii) execute and deliver to Holder a written termination of this note. However, it, in the normal course of business, the prepayment of any indebtedness takes place which is not a result of (a) a “Change of Ownership” of your business or (b) the refinancing of the obligation with a third-party lender, Equify will not exercise its rights to enforce the Prepayment Provisions herewith.

It is the intention of Maker and Holder to conform strictly to applicable usury laws. Notwithstanding anything to the contrary in this note or any related writing, all agreements between Maker and Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of maturity or otherwise, shall the interest contracted for, charged or received by Holder exceed the maximum amount permissible under applicable law. The right to accelerate maturity of sums due under this note does not include the right to accelerate any interest which has not otherwise been earned on the date of such acceleration, and Holder does not intend to charge or collect any unearned interest in the event of acceleration. If from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Holder shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excess interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excess interest exceeds the unpaid balance of the principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any extension or renewal hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Maker and Holder.

Maker acknowledges and agrees that Maker’s obligations hereunder shall be secured by any security agreement, mortgage, deed of trust or pledge executed by Maker in favor of Holder, whether now existing or hereafter executed.

This note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America, except that Texas Finance Code Chapter 346, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts) shall not apply to the revolving loan account created pursuant hereto The proceeds from all loans and/or advances evidenced by this note are to be used for business purposes only, and no part thereof is to be used for primarily consumer, personal, family or household purposes.

Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the indicated (weekly) rate ceiling from time to time in effect, as provided in Texas Finance Code §303.001, et seq., as amended.

As used in this note, the term “Holder” includes any future holder of this note. If more than one person signs this note, the obligations and agreements of each of them shall be joint and several.

THIS WRITTEN AGREEMENT AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. THIS NOTE MAY NOT BE CHANGED OR TERMINATED ORALLY.

Witness:		MAKER: Alpine Silica, LLC
Printed Name
		By:	/s/ Robert Early	Manager
			Robert Early	Title

EQUIFY

SECURITY AGREEMENT

This Security Agreement dated October 25, 2018, is executed by Alpine Silica, LLC (“Debtor”) whose principal office (or residence) address is 10589 N FM 1218, Kermit, Texas 79745, in favor of Equity Financial, LLC (“Secured Party”) whose address is 777 Main Street, Suite 3900, Fort Worth, TX 76102.

1. To secure the payment and performance of all indebtedness, obligations and liabilities of Debtor to Secured Party of whatever kind, whether previously, contemporaneously, or subsequently incurred or created, whether direct or acquired from third parties, whether contingent or fixed. and whether of the same or different classes (including, without limiting the generality of the foregoing, all indebtedness, obligations and liabilities arising out of or relating to (i) advances, payment, loans, endorsements, guaranties. extensions of credit, financial accommodations and/or benefits granted or extended by Secured Perry to or for the account of Debtor, (ii) notes, security agreements, lease agreements, rental agreements, installment sale contracts, bailment agreements, guaranties, and/or any other present or future agreements between Debtor and Secured Party, and/or (iii) expenses, charges, commissions and/or interest owing by Debtor to Secured Party or chargeable to Debtor by Secured Party), and all extensions, renewals and/or modifications of the foregoing (collectively. the “Obligations”), Debtor does hereby assign, transfer, pledge and grant to Secured Party a security interest/lien in/upon all property listed on any Schedule to this Agreement including but not limited to any Security Deposit which might be required pursuant to a Security Deposit Addendum (collectively the “Property”), and in all goods, inventory, equipment, accounts, accounts receivable, documents, instruments, chattel paper, contract rights, general intangibles, investment property, securities entitlements, deposit accounts, fixtures and other property, wherever located, now or hereafter belonging to Debtor or in which Debtor has any interest, and in all proceeds, insurance proceeds, substitutions, replacement parts, additions and accessions of an/or to all of the foregoing (collectively, including the Property, the “Collateral”). Debtor and Secured Party acknowledge that Secured Party may (but shall not be obligated to) make future loans or extensions of credit to or guaranteed by Debtor, refinance existing Obligations of or guaranteed by Debtor, or purchase from third parties loans or indebtedness of or guaranteed by Debtor, and Secured Party and Debtor agree that the Collateral shall be security for any and all such indebtedness.

2. Debtor hereby represents and warrants to Secured Pany and covenants and agrees with Secured Party as follows: (a) All information supplied and statements made to Secured Party by or on behalf of Debtor relating to the Obligations or the Collateral are and shall be true, complete and accurate, whether supplied or made prior to, contemporaneously with or subsequent to the execution of this Agreement: (b) Debtor has good and marketable title to the Collateral, free and clear of any liens, security interests or encumbrances of any kind or nature whatsoever (except any claimed by Secured Party) and Debtor will warrant and defend the Collateral against all claims; (c) all Collateral listed on any Schedule to this Agreement is in Debtor’s possession at the location shown above, unless a different location for a particular item is disclosed (i) on a certificate acknowledging delivery and acceptance thereof or (ii) on such Schedule, and shall at all times remain in Debtor’s possession and control (d) Debtor shall not change (i) its name, (ii) the location of any Collateral, or (iii) the location (as applicable) Debtor’s residence. principal place of business, executive office or the place where Debtor keeps its business records, without thirty (30) days prior written notice to Secured Party; (e) Debtor has full, unrestricted and lawful power and authority to sell and assign the Collateral to grant Secured Party a security interest/lien thereon as herein provided and to execute and perform this Agreement and all other instruments and agreements executed by Debtor in favor of Secured Party; (f) if an organization, Debtor is: (i) duly formed, organized, validly existing and in good standing in the state of its organization, (ii) duly qualified and in good standing in every jurisdiction where the nature of its business requires it to be so qualified, and (iii) authorized by all requisite action of its stockholders, directors, partners, members and/or managers to execute, deliver and perform this Agreement; (g) Debtor shall cause Secured Party to have a security interest and lien in/upon the Collateral which at all times shall be duly perfected, enforceable and superior to any liens, encumbrances and interests other than Secured Party’s, and Debtor shall not permit the Collateral or any portion thereof to be removed from the Continental United States, nor to be or become subject to any lien or encumbrance of any kind or nature whatsoever (except in favor of Secured Party), nor shall Debtor sell, pledge, grant any security interest in, encumber, assign, rent, lease, lend, destroy or otherwise transfer or dispose of, or permit the filing of a financing settlement with respect to (except in favor of Secured Parry) any Collateral, nor shall Debtor guarantee any obligation of any other person or entity except in favor of Secured Party, without the prior written consent of Secured Party in each instance; (h) Debtor shall comply (to the extent necessary to protect the Collateral and Secured Party’s interest therein) with the provisions of all leases, mortgagee deeds of trust or other contracts affecting any premises where any Collateral is or may be located and with any rules, laws, orders, ordinances or statutes of any state, county, municipality or other authority having jurisdiction relating to such premises and/or the conduct of business thereon and/or use thereof, (i) Debtor shall, at Debtor’s sole cost and expense, keep and maintain all Collateral in good condition and repair, and shall use and maintain the Collateral in accordance with all applicable manufacturer’s specifications and warranties; (j) all Collateral shall at all times remain personalty and shall not become part of any realty to which it may be attached so that Secured Party shall have the unrestricted right (subject only to the terms of this Agreement) to remove all or any portion thereof from any premises where it may be located, and Debtor will obtain and deliver to Secured Party (in a form acceptable to Secured Party) waivers from all lenders, mortgagees and owners of such premises; (k) Debtor shall (at Debtor’s expense) upon request by Secured Party, obtain, execute and deliver all assignments, certificates, financing statements or other documents, give further assurances and do all other acts and things as may be necessary to fully perfect Secured Party’s interest in the Collateral and to protect, enforce or otherwise effectuate the terms of this Agreement; and (l) Secured Party has no obligation to lend or advance funds unless and until all representations, warranties, conditions and requirements contained herein have been satisfied including without limitation receipt by Secured Party of proof of ownership of the Collateral satisfactory to Secured Party in its sole discretion, and any applicable subordination and/or lien releases as may be required by, and in a form acceptable to, Secured Party in its sole discretion. Debtor hereby irrevocably designates and appoints Secured Party as Debtor’s agent and attorney-in-fact to sign and deliver all such assignments, certificates, financing statements and other documents necessary to perfect, protect, continue and/or enforce Secured Party’s interest in the Collateral and to file same with the appropriate office(s). Debtor hereby authorizes Secured Party to file one or more financing statements in all appropriate locations.

3. Debtor hereby acknowledges the validity of and affirms all of the Obligations, agrees that they are and shall be secured by this Agreement and absolutely and unconditionally promises and agrees to punctually and fully pay and perform all Obligations. Debtor than pay to Secured Party on demand, on any installment of the Obligations not fully paid prior to the tenth day (or such longer period as required by law) after its due date, a late charge equal to the maximum percentage of such overdue installment legally permitted as late charge, not to exceed five percent (5%); and after maturity of the entire unpaid indebtedness (whether by acceleration or otherwise) of any one or more of the Obligations, Debtor shall pay, on demand, interest on such matured indebtedness (excluding unpaid late charges) at the maximum lawful daily rate, but not to exceed 0.0660% per day, until paid in full.

4. Debtor shall insure the Collateral against all risks of loss or damage from every cause (including without limitation fire, theft, vandalism, accident, flood, earthquake and extended coverage) for not less than the full replacement value as determined by Secured Party in its sole discretion, and shalt carry liability and property damage insurance covering the Collateral. All insurance shall be in form and amount and with licensed, solvent companies approved by Secured Party, and shall name Secured Party as sole loss payee. Debtor shall pay the premiums therefor and deliver said policies or duplicates to Secured Party. Each insurer shall agree by endorsement upon the policy or policies issued by it or by independent instrument furnished to Secured Party to give Secured Party 30 days prior written notice before the policy shall be modified or canceled and that Secured Party’s coverage shall not be diminished or invalidated by any negligent act or omission of Debtor. The proceeds of such insurance, at the option of Secured Party, shall be applied toward the replacement or repair or the Collateral or toward payment of the Obligations. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agent to make claim for, adjust, compromise, settle, receive payment of, and to sign all documents, checks and/or drafts in payment of or relating to any claim for loss of or damage to the Collateral and for any returned premiums. If any required insurance expires, if canceled or modified, or is otherwise not in full force and effect, Secured Party may but need not obtain replacement insurance. Secured Party may but need not pay the premiums for insurance and/or replacement insurance and the amount of all premiums so paid by Secured Pany shall be added to Debtor’s obligations hereunder and shall be reimbursed to Secured Party on demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.0666% per day (but only to the extent permitted by law) from the date paid by Secured Party until fully reimbursed by Debtor.

5. Secured Party shall have the right, at any reasonable time, to inspect all or any portion of the Collateral and/or Debtor’s books and records. Debtor shall assist Secured Party in making any such inspection and Debtor shall reimburse Secured Party for its costs and expenses of making up to four such inspections per year. Upon request, Debtor shall, from time to time, furnish a current financial statement to Secured Party in form and content satisfactory to Secured Party, and shall provide annual certified financial statements within lave (5) days of Secured Party’s request therefor.

6. If Debtor shall fail to fully and timely pay, perform and fulfill any of its Obligations, covenants or agreements to or with Secured Party and/or if Debtor shall breach any of its warranties to Secured Party under this Agreement or otherwise Secured Party shall have the option in its sole discretion and without any obligation, to pay, perform, fulfill or cause the payment, performance or fulfillment of same on behalf of Debtor and all costs and expenses incurred by Secured Party in connection therewith (including but not limited to attorneys’ fees, bond premiums, court costs, costs of retaking, storing, preserving, selling and/or realizing on any Collateral) shall be added to the Obligations hereby secured and shall be payable by Debtor to Secured Party upon demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.0666% per day (but only to the extent permitted by law), from the date advanced by Secured Party until fully repaid. Secured Party shall have no obligation to make any demand upon of give any notice to Debtor prior to the exercise of any of its rights under this paragraph; and neither the exercise nor the failure to exercise any such rights by Secured Party shall relieve Debtor of any default or constitute a waiver of Secured Party’s right to enforce strict compliance with the terms of this Agreement at any time.

Page 1 of 3	Initial Here RE

7 Debtor assumes all liability and risk of loss and agrees to defend, indemnify and hold Secured Party harmless from and against all claims, liabilities, causes of action and damages of any kind, including but not limited to injury to or death of any person(s) and for loss, damage or destruction of any property and for any fines, penalties, costs, expense; and charges in any way arising out of or related to the Obligations, this Agreement, the Collateral or its use, possession, storage, maintenance, repair, transportation or operation (including without limitation all costs and expenses of investigation, all attorney’s fees, court costs, arbitration expenses and costs and all special, consequential, compensatory and punitive damages). Debtor, at its own cost and expense, shall use, operate, maintain, repair, transport and store the Collateral in a safe and careful manner in compliance with all applicable laws, rules and regulations (including without limitation those regulating hazardous substances, the environment and public health or safety), industry standards., insurance requirements and manufacturer’s specifications and service bulletins. Debtor also assumes and agrees to indemnify, pay and hold harmless Secured Party and its directors, officers, employers and agents from all expenses, losses, costs, claims. actions, causes of action, damages of any kind, liabilities, expenses and attorney’s fees that Secured Party may incur or sustain in obtaining or enforcing payment or performance of any of the Obligations or exercising its rights and remedies under this Agreement or in connection with any action, proceeding in appeal arising out of or related to this Agreement, the Obligations and/or in the Collateral, whether brought by Debtor or any third party. The obligations of Debtor under this paragraph shalt survive termination of this Agreement.

8. If any Event of Default exists. Secured Party without notice or demand may do one or more of the following, in any order, and such remedies shall be cumulative (none of which shall be exclusive but each is in addition to any other remedy available to Secured Party: (a) Secured Party may accelerate the maturity of the Obligations and declare same to be at once due and payable whereupon they shall be immediately due and payable; (b) Secured Party may require Debtor to pay all accrued interest, late charges, collection charges, reimbursement for any and all expenses Incurred by Secured Party in enforcing any of the Obligations or this Agreement and reasonable attorneys’ fees: (c) Secured Party may require Debtor to deliver any or all of the Collateral at Debtor’s expense to such place or places as Secured Party may designate; (d) Secured Party may repossess/take possession of any or all of the Collateral wherever found, voluntarily or involuntarily, without notice, demand or legal process (Debtor, if permitted by applicable law, hereby waiving any right to notice or a hearing), and Secured Party may enter the premises where any or all Collateral are located and disconnect, render unusable, and remove any or all Collateral without liability to Debtor arising out of such entry, taking of possession or removal, and may use such premises without charge to store or show the Collateral for sale or other disposition; (e) Secured Party may sell the Collateral by public or private sale, hold, retain the Collateral in full or partial satisfaction of the indebtedness due to Secured Party, or otherwise dispose of the Collateral in any manner it chooses, free and clear of any claims or rights of Debtor, and/or (f) Secured Party may sue to enforce Debtor’s performance hereof, or may exercise any other right or remedy then available to Secured Party permitted at law or in equity whether or not stated herein. Failure or delay on the part of Secured Party to exercise any right or remedy hereunder shall not operate as a waiver thereof. Debtor agrees that any public or private sale shall be deemed commercially reasonable (i) if notice of any such sale is mailed to Debtor (at the address for Debtor specified herein) at least ten (10) days prior to the date of any public sale or after which any private sale will occur; (ii) if notice of any public sale is published in a newspaper of general circulation in the county where the sale will occur at least once within the ten (10) days prior to the sale; (iii) whether the items are sold in bulk, singly. or in such lots as Secured party may elect; (iv) whether or not the items sold are in Secured Party’s possession arid present at the time and place of sale; and (v) whether or not Secured Party refurbishes, repairs or prepares the items for sale. Secured Party may be the purchaser at any public sale. In all cases, Debtor shall be liable for any deficiency due and owing to Secured Party after any public or private sale, plus all costs, expenses and damages incurred by Secured Party including but not limited to all legal fees whether or not suit is filed, allocable costs of in-house counsel, cost related to the repossession, conditioning and disposition of the Collateral and all incidental and consequential damages. No action taken by Secured Party shall release Debtor from any of its obligations to Secured Party. Debtor acknowledges and agrees that in any action or proceeding brought by Secured Party to obtain possession of any Collateral, Secured Party shall be entitled to issuance of a write or order of possession (or similar legal process) without the necessity of posting a bond, security or other undertaking which is hereby waived by Debtor arid if Debtor contests Secured Party’s right to possession of any Collateral in any action or proceeding Debtor shall post a bond (issued by a national insurer authorized to issue such bonds in the jurisdiction of such action or proceeding) in an amount equal to twice the amount in controversy in such action or proceeding or twice the amount of Debtor’s unpaid obligations to Secured Party. whichever is less. The proceeds of any sale shall first be applied to the costs and expenses of Secured Party including but not limited to recovering, transporting, storing. Refurbishing, and/or selling the items sold, attorneys’ fees, court costs, bond and insurance premiums, advertising, postage and publishing costs, and sales commissions. Secured Party may without prior notice to or demand upon Debtor and with or without the exercise of any of Secured Party’s other rights or remedies, apply toward the payment of Debtor’s obligations (at any time owing to Secured Party) any checks, drafts, notes. balances, reserve accounts and sums belonging to or owing to Debtor and coming into Secured Party’s possession and for such purpose may endorse Debtor’s name on any instrument or document payable to Debtor (whether for deposit, collection, discount or negotiation). Without notice to Debtor, Secured Party may make such applications or change applications of sums previously paid and/or to be paid to Secured Party, to such Obligations as Secured Party in its sole discretion may choose. The exercise or partial exercise of any remedy shall not be construed as a waiver of my other remedy nor constitute an election of remedies.

9. Protest and all demands and notices of any action taken by Secured Party under this Agreement, or in connection with any Collateral, except as otherwise provided in this Agreement. are hereby waived by Debtor, and any indulgence of Secured Party, substitution for, exchange of or release of any person liable on the Obligations is hereby consented to. Debtor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations or any part thereof may be accelerated, extended or renewed one or more times by Secured Party in its sole discretion, without notice to Debtor in performing any act under this Agreement or any of the Obligations, time shall be of the essence and Secured Party’s acceptance of partial or delinquent payments or performance, or failure or delay to exercise any right or remedy, shall not be a waiver of any obligation of Debtor or right of Secured Party nor constitute a waiver of any subsequent default.

10. This Agreement, Secured Party’s rights hereunder and/or any of the Obligations may be assigned from time to time by Secured Party, and in any such case the assignee shall be entitled to all of the rights, privileges and remedies herein granted to Secured Party; and Debtor hereby waives and agrees not to assert against any assignee any defense, setoff, claim, recoupment or counterclaim Debtor may have against Secured Party or any prior assignee. Debtor shall not assign this Averment not any of Debtor’s rights or obligations hereunder.

11. Debtor shall be in default hereunder upon the occurrence of any of the following (each an “Event of Default”): (a) Debtor or any endorser, guarantor, surety, accommodation party are other person liable for the payment or performance of any of the Obligations (“Other Liable Party”) fails to pay when due any sum due to Secured Party (whether hereunder or under any other Obligation to Secured Party) or to timely perform any obligation, covenant, term or provision of this Agreement or any other instrument and/or agreement now or hereafter existing between the parties, or there exists any Event of Default thereunder; (b) any warranty, representation or statement made to Secured Party by or on behalf of Debtor or any Other Liable Party is false in any respect when made or thereafter becomes false or is breached; (c) Debtor’s or any Other Liable Party’s death. dissolution, termination of existence, insolvency. business failure, assignment for the benefit of creditors, bulk transfer, proceeding under any bankruptcy or insolvency law, being declared judicially incompetent, voluntary or involuntary consent to the appointment of a receiver, trustee, conservator, liquidator or legal guardian for them or any or all of their property; (d) a default under any indebtedness of Debtor or any Other Liable Party or any event permitting the holder of any such indebtedness to accelerate the maturity thereof, whether or not such event is cured; (e) the Collateral becomes, in the sole judgment of Secured Party, unsatisfactory or insufficient in character a value; (f) Secured Party in good faith believes that the prospect of payment or performance of any of the Obligations or this Agreement is impaired; (g) any change in the management, operation, ownership or control of Debtor or any Other Liable Party, (h) any attachment, levy or execution against Debtor and/or any Other Liable Party that is not released within 48 hours, (i) Debtor’s or any Other Liable Party’s affairs so change as to, in Secured Party’s sole discretion, increase the credit risk involved and Secured Party thereby becomes insecure as to the performance of this Agreement or any other agreement with Debtor or such Other Liable Party; (j) Debtor shall incur, create, assume, cause or suffer to exist any mortgage, trust, lien, security interest, pledge, hypothecation or other encumbrance (other than Secured Party’s interest therein) or attachment or execution of any kind whatsoever upon, affecting or with respect to the Collateral, this Agreement, or any of Secured Party’s interests under this Agreement or any of the Obligations; (k) Debtor shall sell, pledge, assign, rent, lease, lend, destroy or otherwise transfer or dispose of any Collateral; (l) failure of Debtor to obtain or maintain insurance on the Collateral satisfactory to Secured Party in its sole discretion; or (m) any of the Obligations, this Agreement, the security interest or any provision hereof for any reason attributable to Debtor ceases to be in full force and effect or shall be declared to be null and void or the validity or enforceability thereof shall be contested by Debtor or Debtor shall deny that it has any further liability or obligation thereunder.

12. The term “Debtor” as used in this Agreement shall be construed as the singular or plural to correspond with the number of persons executing this instrument as Debtor “Secured Party” and “Debtor” as used in this Agreement include the heirs, executors or administrators, successors, legal representatives, receivers, and assigns of those parties. If more than one person executes this Agreement as Debtor, their obligations under this Agreement shall be joint and several. Unless the context otherwise requires, terms used in this Agreement which are defined in the Uniform Commercial Code are used with the meaning as therein defined.

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THIS WRITTEN AGREEMENT AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No termination, modification, waiver or amendment of or to this Agreement shall be effective unless in writing signed by Debtor and an officer of Secured Party. If any provision of this Agreement is rendered or declared invalid, illegal or ineffective by any existing or subsequently enacted legislation or decision of a court of competent jurisdiction, such legislation or decision shall only invalidate such provision to the extent so rendered or declared invalid, illegal or ineffective and shall not impair, invalidate or nullify the remainder of this Agreement which shall remain in full force and effect THE PARTIES INTEND THAT THIS AGREEMENT AND EACH OF ITS TERMS BE VALID AND ENFORCEABLE AS WRITTEN AND, ACCORDINGLY, AGREE THAT THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT AND EACH OF ITS TERMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DEBTOR’S LOCATION AS SET FORTH IN THIS AGREEMENT, OR, IF ONE OR MORE OF THE TERMS OF THIS AGREEMENT WOULD BE INVALID OR UNENFORCEABLE UNDER THE LAWS OF SUCH STATE, THE LAWS OF THE STATE OF SECURED PARTY’S LOCATION AS SET FORTH IN THIS AGREEMENT.

13. Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in the U.S. Mail, in writing, duly stamped and addressed to Debtor at the address set forth in this Agreement or at such other address of Debtor as Debtor shall have designated by notice in writing delivered to Secured Party. Actual notice to Debtor, however given or received, shall always be effective. DEBTOR, AS A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE LOANS OR OTHER FINANCIAL ACCOMMODATIONS AVAILABLE TO DEBTOR, HEREBY: IRREVOCABLY DESIGNATES AND APPOINTS THE TEXAS SECRETARY OF STATE AS ATTORNEY-IN-FACT AND AGENT FOR DEBTOR AND IN DEBTOR’S NAME, PLACE AND STEAD TO ACCEPT SERVICE OF ANY PROCESS WITHIN THE STATE OF TEXAS; AGREES TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT LOCATED IN TARRANT COUNTY, TEXAS, REGARDING ANY DISPUTE WITH SECURED PARTY OR ANY OF SECURED PARTY’S OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS, INCLUDING WITHOUT LIMITATION ANY MATTER RELATING TO OR ARISING UNDER THIS OR ANY OTHER EXISTING OR FUTURE AGREEMENT WITH SECURED PARTY, PROVIDED THAT SECURED PARTY MAY BRING SUIT IN ANY OTHER COURT HAVING JURISDICTION; WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING; WAIVES THE RIGHT TO TRANSFER THE VENUE OF ANY SUCH ACTION OR PROCEEDING; AND CONSENTS AND AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING BROUGHT IN ACCORDANCE HEREWITH SHALL BE GOOD AND SUFFICIENT IF SENT BY CERTIFIED MAIL RETURN RECEIPT REQUESTED, ADDRESSED TO DEBTOR AT DEBTOR’S ADDRESS AS PROVIDED HEREIN. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO A JURY TRIAL OF ANY CLAIM. CAUSE OF ACTION. COUNTERCLAIM, CROSS-CLAIM, DEFENSE OR OFFSET INVOLVING DEBTOR, SECURED PARTY OR ANY OF SECURED PARTY’S OFFICERS, DIRECTORS. EMPLOYEES OR AGENTS, OR ANY PERSON CLAIMING ANY RIGHT OR INTEREST ACQUIRED FROM, THROUGH OR UNDER ANY OF THEM; AND DEBTOR FURTHER HEREBY WAIVES ANY AND ALL SPECIAL EXEMPLARY, PUNITIVE AND CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND/OR THE ACTS OR OMISSIONS OF SECURED PARTY OR ANY ASSIGNEE.

14. If Secured Party is for any reason compelled to surrender any payment received pursuant to any of the Obligations, because such payment is determined to be void or voidable as a preference, fraudulent transfer. impermissible set off or recoupment, a diversion of trust funds, or for any other reason, then such Obligation(s) shall be reinstated, if necessary and shall continue in full force notwithstanding any contrary action which Secured Party or Debtor may have taken in reliance upon such payment Any such contrary action so taken shall be without prejudice to Secured Party’s rights under the Obligations and hereunder and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The terms of paragraphs 1, 7, 10, 12, 13, 14 and 15 shall survive termination of this Agreement

15. All agreements between Debtor and Secured Party, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in not contingency, whether by reason of demand for payment or acceleration of maturity or otherwise, shall any interest contracted for, charged or received by Secured Party exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Secured Party in excess of the maximum lawful amount, the interest payable to Secured Party shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Secured Party shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount an amount equal to any excessive interest shall be applied to the reduction of any principal and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of any principal, such excess shall be refunded to Debtor. All interest paid or agreed to be paid to Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of any principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Debtor and Secured Party.

WITNESS (Attest if a corporation): (Title)	By:	DEBTOR: Alpine Silica, LLC /s/ Robert Early Manager Robert Early (Title)

Subscribed and sworn to before mc, the undersigned Notary Public,

on the date above written.

Notary Public

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